                                                                   EXHIBIT 99.15

DEBTOR: OCEAN DEVELOPMENT CO.                       CASE NUMBER: 01-10972 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached June Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ STEVE MOELLER
------------------------
Steve Moeller
Director, Accounting

DEBTOR: OCEAN DEVELOPMENT CO.                       CASE NUMBER: 01-10972 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1          Summary of Bank and Investment Accounts

Attachment 2          Schedule of Receipts and Disbursements

Attachment 3          Bank and Investment Account Statements

Attachment 4          Income Statement

Attachment 5          Balance Sheet

Attachment 6          Summary of Due To/Due From Intercompany Accounts

Attachment 7          Accounts Receivable Aging

Attachment 8          Accounts Payable Detail

Attachment 9          Notes to June Monthly Operating Report

20-Jul-02                                      Summary Of Bank, Investment & Petty Cash Accounts                       Attachment 1
 4:05 PM                                                     Ocean Development Co.
Summary                                                     Case No: 01-10972 (JCA)                                       UNAUDITED
Ocean Development Co.                                       For Month Of June, 2002

                                             Balances
                                ----------------------------------      Receipts &         Bank
                                    Opening             Closing         Disbursements      Statements       Account
Account                          As Of 6/01/02       As Of 6/30/02      Included           Included         Reconciled
-------                         -------------        -------------      -------------      ----------       ----------
Ocean Development Co.                 0.00                  0.00        No -               No -             No -
City National Bank                                                      Account            Account          Account
Account # - 1604832                                                     Closed             Closed           Closed

ODC Disbursements                     0.00                  0.00        No -               No -             No -
LaSalle Bank                                                            Account            Account          Account
Account # - 5800156167                                                  Closed             Closed           Closed

ODC Payroll                           0.00                  0.00        No -               No -             No -
LaSalle Bank                                                            Account            Account          Account
Account # - 5800156175                                                  Closed             Closed           Closed

Ocean Development Co.                 0.00                  0.00        No -               Not A Bank       No -
Petty Cash                                                              No Activity        Account          No Activity

20-Jul-02                                              Receipts & Disbursements                                        Attachment 2
 4:06 PM                                                 Ocean Development Co.
Summary                                                 Case No: 01-10972 (JCA)
Ocean Development Co.                                   For Month Of June, 2002
Attach 2

         No Receipts Or Disbursements Due To All Accounts Closed

20-Jul-02                                         Concentration & Investment Account Statements                        Attachment 3
 4:07 PM                                                   Ocean Development Co.
Summary                                                   Case No: 01-10972 (JCA)
Ocean Development Co.                                     For Month Of June, 2002
Attach 3

         No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:47:44
INCOME STATEMENT - ATTACHMENT 4                        Page: 1
Current Period: JUN-02

currency USD
Company=61 (ODC)

                                                                                       PTD-Actual
                                                                                        30-Jun-02
                                                                                       ----------
Revenue
Gross Revenue                                                                                0.00
Allowances                                                                                   0.00
                                                                                       ----------
Net Revenue                                                                                  0.00

Operating Expenses
Air                                                                                          0.00
Hotel                                                                                        0.00
Commissions                                                                                  0.00
Onboard Expenses                                                                             0.00
Passenger Expenses                                                                           0.00
Vessel Expenses                                                                              0.00
Layup/Drydock Expense                                                                        0.00
Vessel Insurance                                                                             0.00
                                                                                       ----------
Total Operating Expenses                                                                     0.00
                                                                                       ----------
Gross Profit                                                                                 0.00

SG&A Expenses
General and Admin Expenses                                                               9,167.14
Sales & Marketing                                                                            0.00
Start-Up Costs                                                                               0.00
                                                                                       ----------
Total SG&A Expenses                                                                      9,167.14
                                                                                       ----------
EBITDA                                                                                  (9,167.14)

Depreciation                                                                                 0.00
                                                                                       ----------
Operating Income                                                                        (9,167.14)

Other Expense/(Income)
Interest Income                                                                              0.00
Equity in Earnings for Sub                                                                   0.00
Reorganization expenses                                                                      0.00
                                                                                       ----------
Total Other Expense/(Income)                                                                 0.00
                                                                                       ----------
Net Pretax Income/(Loss)                                                                (9,167.14)

Income Tax Expense                                                                           0.00
                                                                                       ----------
Net Income/(Loss)                                                                       (9,167.14)
                                                                                       ==========

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:52:52
BALANCE SHEET - ATTACHMENT 5                           Page: 1
Current Period: JUN-02

currency USD
Company=61 (ODC)

                                                                    YTD-Actual             YTD-Actual
                                                                     30-Jun-02              22-Oct-02
                                                                   ------------           ------------
ASSETS

Cash and Equivalent                                                        0.00             118,106.14

Restricted Cash                                                            0.00                   0.00

Accounts Receivable                                                        0.00             151,000.00

Inventories                                                                0.00                   0.00

Prepaid Expenses                                                           0.00               2,428.25

Other Current Assets                                                       0.00              12,086.31
                                                                   ------------           ------------
Total Current Assets                                                       0.00             283,620.70


Fixed Assets                                                               0.00             475,030.49

Accumulated Depreciation                                                   0.00            (200,064.63)
                                                                   ------------           ------------
Net Fixed Assets                                                           0.00             274,965.86


Net Goodwill                                                               0.00                   0.00

Intercompany Due To/From                                            (606,088.17)           (661,080.60)

Net Deferred Financing Fees                                                0.00                   0.00

Net Investment in Subsidiaries                                             0.00                   0.00
                                                                   ------------           ------------
Total Other Assets                                                  (606,088.17)           (661,080.60)
                                                                   ------------           ------------
Total Assets                                                        (606,088.17)           (102,494.04)
                                                                   ============           ============

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:52:52
BALANCE SHEET - ATTACHMENT 5                           Page: 2
Current Period: JUN-02

currency USD
Company=61 (ODC)

                                                                    YTD-Actual             YTD-Actual
                                                                     30-Jun-02              22-Oct-02
                                                                   ------------           ------------
LIABILITIES

Accounts Payable                                                           0.00               8,352.05

Accrued Liabilities                                                        0.00               4,455.57

Deposits                                                                   0.00                   0.00
                                                                   ------------           ------------
Total Current Liabilities                                                  0.00              12,807.62


Long Term Debt                                                             0.00                   0.00

Other Long Term Liabilities                                                0.00                   0.00
                                                                   ------------           ------------
Total Liabilities                                                          0.00              12,807.62


OTHER

Liabilities Subject to Compromise                                     12,807.62                   0.00
                                                                   ------------           ------------
Total Other                                                           12,807.62                   0.00


OWNER'S EQUITY

Common Stock                                                               1.00                   1.00

Add'l Paid In Capital                                                     99.00                  99.00

Current Net Income (Loss)                                            (20,294.67)            (34,923.61)

Retained Earnings                                                   (598,701.12)            (80,478.05)
                                                                   ------------           ------------
Total Owner's Equity                                                (618,895.79)           (115,301.66)
                                                                   ------------           ------------
Total Liabilities & Equity                                          (606,088.17)           (102,494.04)
                                                                   ============           ============

                                                                 BEGINNING                                                ENDING
AFFILIATE NAME                              CASE NUMBER           BALANCE              DEBITS        CREDITS               BALANCE
American Classic Voyages Co.                01-10954        (206,379,952.56)             --         9,167.14       (206,389,119.70)
AMCV Cruise Operations, Inc.                01-10967          (1,559,238.61)             --               --         (1,559,238.61)
The Delta Queen Steamboat Co.               01-10970          (2,214,633.49)             --               --         (2,214,633.49)
Great Pacific NW Cruise Line, L.L.C.        01-10977          24,185,738.20              --               --         24,185,738.20
Cruise America Travel, Incorporated         01-10966             (15,996.19)             --               --            (15,996.19)
Cape Cod Light, L.L.C.                      01-10962          13,058,475.55              --               --         13,058,475.55
Cape May Light, L.L.C.                      01-10961          14,604,239.22              --               --         14,604,239.22
Project America, Inc.                       N/A                 (121,769.93)             --               --           (121,769.93)
Oceanic Ship Co.                            N/A               16,588,600.15              --               --         16,588,600.15
Project America Ship I, Inc.                N/A               88,694,801.97              --               --         88,694,801.97
Project America Ship II, Inc.               N/A               53,705,913.72              --               --         53,705,913.72
Great Hawaiian Properties Corporation       01-10971            (780,707.24)             --               --           (780,707.24)
CAT II, Inc.                                01-10968            (362,391.82)             --               --           (362,391.82)
                                                           ------------------------------------------------------------------------
                                                                (596,921.03)             --         9,167.14           (606,088.17)
                                                           ========================================================================

                              Ocean Development Co.
                                 01-10972 (JCA)

                            Accounts Receivable Aging
                               As of June 30, 2002

                                  Attachment 7

                                 Not Applicable

                              Ocean Development Co.
                                 01-10972 (JCA)

                             Accounts Payable Detail
                               As of June 30, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR: OCEAN DEVELOPMENT CO.                       CASE NUMBER: 01-10972 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO JUNE MONTHLY OPERATING REPORT

The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.